ASSIGNMENT AGREEMENT

      Agreement, dated as of March 17, 1997, (the "Agreement") by and between Unapix Entertainment, Inc., a Delaware corporation, with offices at 200 Madison Avenue, New York, New York 10016 ("Unapix"), and Charles E. Walsh, an individual residing at 12000 NE 8th Street, Suite 201, Bellevue, WA ("Walsh").

                                 R E C I T A L S

      1. Between February and August of 1996 Miramar Images, Inc., a Washington corporation ("Miramar"), borrowed, for working capital and other purposes, a total of $520,000 from Walsh pursuant to a series of promissory notes, the originally executed versions of which are attached to the Assignment (defined below) (collectively, the "Notes") having as the signatories Miramar, G. Paul Sullivan, in his individual capacity and Kevin J. Garrison, in his individual capacity, (collectively, the "Signatories").

      2. Unapix has reached an agreement in principle to acquire all of the capital stock of Miramar (the "Acquisition").

      3. On the date of the closing of the Acquisition (said date referred to as the "Closing Date" and said event being referred to herein as the "Closing") Walsh agrees to sell and assign the Notes (as well as any other interest he may have in any other indebtedness of Miramar) to Unapix subject to the terms and conditions set forth herein.

      4. Unapix further desires to purchase pursuant to this Agreement, any other claims that Walsh may now, or hereafter have, against Miramar, the Signatories any other principals, officers, directors, shareholders of Miramar, agents or representatives of Miramar (the "Related Partners"), arising in connection with the Notes and/or any other transactions by and between Walsh, Miramar, G. Paul Sullivan, Kevin J. Garrison, and any other shareholder officer, director, principal, agent or representative of Miramar prior to the Closing, including, without limitation, claims, suits, charges, causes of action, in connection with or in any way arising out of the Notes or any event of default thereunder or other loans, or any agreement to sell equity interests to Walsh (collectively, all such claims, including the Notes and the indebtedness evidenced thereby the "Claims") subject to the terms and conditions contained herein.

      NOW, THEREFORE, it is agreed as follows:

      1. Walsh hereby agrees to sell and assign to Unapix all Claims for the consideration provided by Unapix in the Pooled Consideration Agreement of even date herewith by and among

Walsh, Unapix and the other parties thereto (as amended from time to time in writing, the "Consideration Agreement"). The shares of Unapix's Common Stock delivered pursuant to the Consideration Agreement shall be hereinafter referred to as the "Shares".

      2. Unapix shall, as soon as practicable, and in any event within six months of the Closing Date, use its best efforts to (i) (a) prepare and file under the Securities Act of 1933, as amended (the "Act"), a registration statement relating to the resale of the Shares (the term "registration statement" as used herein being deemed to include any form which may be used to register a distribution of securities to the public for cash); (b) prepare and file with the appropriate state blue sky authorities the necessary documents to register or qualify the Shares in such states as may be reasonably requested by Walsh, if any is required; and (c) use reasonably diligent efforts to cause such registration statement to become effective and to keep such registration statement and state blue sky filings, if any, current and effective for a period of two years.

      3. All expenses in connection with preparing and filing of any registration statement (and any registration or qualification under the blue sky laws of the states in which the offering will be made under such registration statement) shall be borne in full by Unapix, except that the underwriting commissions, discounts and expenses attributable to the Shares so registered and the fees and disbursements of counsel, if any, for Walsh shall be borne by Walsh. Unapix may include other securities in any such registration statement.

      4. Unapix shall indemnify Walsh against any and all losses, claims, damages, expenses and liabilities caused by any untrue statement of a material fact contained in such registration statement or contained in a prospectus furnished under the Act or caused by any omission to state a material fact therein necessary to make the statements therein not misleading, insofar as such losses, claims, damages, expenses and liabilities are not caused by such untrue statement or omission based upon information furnished in writing to Unapix by Walsh or any of his attorneys, accountants or other agents and expressly designated for use in such registration statement or prospectus. ("Walsh Supplied Information"). Walsh shall indemnify Unapix and each person who controls Unapix within the meaning of Section 15 of the Act, from and against any and all losses, claims, damages, expenses and liabilities caused any untrue statement of a material fact in such registration statement or prospectus or caused by any omission to state a material fact therein necessary to make the statements therein not misleading, insofar as such losses, claims, damages, expenses and liabilities are caused by an untrue statement or omission in the Walsh Supplied Information.

      5. Walsh acknowledges and agrees:

            (a) that there can be no assurance when or if such registration statement or blue sky filing will be declared effective. Walsh hereby agrees to complete, execute and deliver all such documents and undertakings as Unapix may deem necessary or desirable for purposes of compliance with applicable Federal and state securities laws. Unapix's obligations set forth in Section 2 are contingent on Walsh's satisfaction of his obligations set forth herein; and

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

            (b) that until such Shares are registered they are subject to certain limitations imposed by state and federal law and Walsh will be subject to such restrictions concerning transfer with regard to the shares; and

            (c) Walsh further acknowledges and agrees that the Shares will be subject to the following restrictions which may appear on each Stock
Certificate:

            THE SECURITIES REPRESENTED BY THIS CERTIFICATE (OR ANY SECURITIES FOR WHICH SUCH SECURITIES ARE EXERCISABLE) HAVE BEEN ACQUIRED BY THE HOLDER SOLELY FOR HIS OWN ACCOUNT FOR THE PURPOSE OF INVESTMENT AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION OF ANY SUCH SECURITIES. THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR STATE SECURITIES LAWS AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER THE ACT OR AN EXCEPTION THEREFROM AS EVIDENCED BY A WRITTEN OPINION OF LEGAL COUNSEL FOR THE COMPANY; and

            (d) the sale, assignment, transfer, pledge, encumbrance, or other disposition of the shares, or any interest in such securities, are further restricted by the terms and conditions of this Agreement and the Consideration Agreement.

            (e) the Shares will be deposited, maintained, liquidated and disbursed pursuant to the terms and conditions set forth in the Consideration Agreement.

      6. Walsh acknowledges that Unapix has delivered to him copies of its Annual Report on Form 10-KSB for the year ended December 31, 1995, its Proxy Statement for its 1996 Annual Meeting of Stockholders, and its Quarterly Report on Form 10-QSB for the Quarterly Period ended September 30, 1996 (collectively, the "Disclosure Documents").

      7. Walsh hereby represents, warrants and agrees as follows:

            (a) He has been afforded the opportunity to obtain any information necessary to verify the accuracy of any information set forth in the Disclosure Documents and has had all of his inquiries to Unapix answered in full, and has been furnished all requested materials relating to Unapix and the sale of the Shares;

            (b) Walsh has not been furnished any literature about Unapix other than the Disclosure Documents;

            (c) Walsh is acquiring the Shares as principal for his own investment account, and not (i) with a view to the resale or distribution of all or any part of such Shares, or (ii) on behalf of another person who has not made the foregoing representation;

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

            (d) Walsh is an accredited investor, as defined in Rule 501(a) of Regulation D promulgated pursuant to the Act, by virtue of the fact that he either: (i) had individual income (exclusive of any income attributable to his spouse) of more than $200,000 in each of the most recent two years or joint income with his spouse in excess of $300,000 and reasonably expects to have income of at least the same level for the current year; or (ii) has an individual net worth, or a combined net worth with his spouse, in excess of $1,000,000. For purposes of this paragraph, "individual net worth" means the excess of total assets at fair market value, including home and personal property, over total liabilities;

            (e) The original of each of the Notes are annexed to the assignment thereof attached hereto as Exhibit A (the "Assignment") and this and all other notes, written contracts or other writing which evidence the indebtedness obligation, or binding agreement of Miramar or the Related Partners to which Walsh is a party;

            (f) He has not previously transferred or sold any of the Claims and will not transfer or sell any of the Claims prior to the Closing;

            (g) He has, and will at the Closing have, full power and authority to enter into this Agreement and the Assignment and to complete the transactions contemplated hereby; and

            (h) The representations set forth in the Assignment are true, correct and complete in all respects.

      8. This transaction contemplated by the Agreement will be effected simultaneously with the Closing.

      9. Notwithstanding anything to the contrary contained herein, it is hereby acknowledged and agreed that:

            (a) All of Unapix's obligations contained herein are expressly subject to and contingent upon the consummation of the Acquisition;

            (b) Unapix shall have no liability whatsoever for the failure to complete the Acquisition and accordingly for the failure to consummate the transactions contemplated hereby and Walsh hereby waives any claim and releases Unapix of any liability whatsoever hereunder of any nature for damages matured or contingent, that may arise or be in any way connected with this Agreement, the Notes or the Claims;

            (c) If the Closing has not occurred before March 31, 1997 because the Acquisition has not closed prior to that date, then this Agreement shall cease to be of any further force or effect; and

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

            (d) Walsh hereby agrees to take no legal action with respect to the Claims until the earlier of (x) March 31, 1997 and (y) the Closing.

      10. This Agreement is made under and shall be construed and enforced in accordance with the laws of the State of New York, without giving effect to conflict of law principles.

      11. This Agreement contains the entire agreement between the parties hereto relative to the subject matter hereof. No waiver or modification of this Agreement shall be valid unless in writing and duly executed by both parties.

      12. If any provision of this Agreement shall be held unenforceable to any extent, the remainder of this Agreement shall not be effected thereby and shall be enforced to the fullest extent permitted by law.

      13. Each of the parties hereafter shall execute and deliver such further instruments and do such further acts and things consistent with the provisions of this Agreement as may be required or useful to carry out the intent and purpose of this Agreement.

      14. This Agreement may be executed in any number of counterparts each of which shall be deemed to be an original, all of which shall constitute one and the same instrument.

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

      IN WITNESS WHEREOF, the parties hereto have hereunder set their hands and seals on the date of this Agreement.

                                    UNAPIX ENTERTAINMENT, INC.


                                    By: /s/ David M. Fox
                                       ----------------------------------------
                                        Name  David M. Fox
                                        Title: President & CEO


                                        /s/ Charles E. Walsh
                                        ---------------------------------------
                                        Charles E. Walsh

                                    EXHIBIT A

                              ASSIGNMENT AGREEMENT


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